EXHIBIT 10.1

                        SEVENTH AMENDMENT TO AMENDED AND
                            RESTATED CREDIT AGREEMENT

         ESCALADE, INCORPORATED, an Indiana corporation (the "Company"), and JPMORGAN CHASE BANK, N.A., a national banking association which is the successor by merger to Bank One, NA (the "Bank"), agree as follows:

         1. CONTEXT. This amendment is made in the context of the following agreed state of facts:

         a. The Company and the Bank (then Bank One, NA) are parties to an Amended and Restated Credit Agreement effective October 24, 2001, as modified by a First Amendment to Amended and Restated Credit Agreement dated August 29, 2002, as further modified by a Second Amendment to Amended and Restated Credit Agreement dated April 17, 2003, as further modified by a Third Amendment to Amended and Restated Credit Agreement dated June 1, 2003, as further amended by a Fourth Amendment to Amended and Restated Credit Agreement dated July 15, 2004, as further amended by a Fifth Amendment to Amended and Restated Credit Agreement dated June 27, 2005, and as further amended by a Sixth Amendment to Amended and Restated Credit Agreement dated May 19, 2006 (collectively, the "Agreement").

         b.       The Company and the Bank desire to amend the Agreement.

         c. The Company and Bank have executed this document (this "Seventh Amendment") to give effect to their agreement.

         2.       AMENDMENT.

         (a) The following definition contained in the Agreement is hereby amended and restated as follows:

                  "Euro Revolving Loan Maturity Date" means initially May 19, 2008, and hereafter any subsequent date to which the Commitment may be extended by the Bank.

         (b) Section 2.c(i) of the Agreement is hereby amended and restated as follows:

                  c. The Revolving Loan. The London Bank will make a revolving loan to the Company on the following terms and subject to the following conditions:

                           (i) The Commitment - Use of Proceeds. From this date and until the Euro Revolving Loan Maturity Date, the London Bank agrees to make Advances (collectively, the "Euro Revolving Loan") under a revolving line of credit from time to time to the Company of amounts not exceeding in the aggregate at any time outstanding Three Million Euros ((euro)3,000,000.00) (the "Euro Revolving Loan Commitment"), as decreased from time to time as hereinafter set forth, provided that all of the conditions of lending stated in Section 7 of this Agreement have been fulfilled at the time of each Advance. Proceeds of the Euro Revolving Loan shall be used to accommodate overseas operations, and hereafter may be used by the Company only to fund working capital requirements. The initial Commitment shall be available to the Company until May 19, 2008.

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         3.       CONDITIONS PRECEDENT. As conditions precedent to the
effectiveness of this Seventh Amendment, the Bank shall have received, each duly executed and in form and substance satisfactory to the Bank, this Seventh Amendment and the Promissory Note (Euro Revolving Loan).

         4. REIMBURSEMENT OF EXPENSES. All out-of-pocket expenses of the Bank incurred by the Bank associated with this Seventh Amendment, including without limitation, filing fees, recording fees and legal fees and disbursements, are to be reimbursed by the Company to the Bank promptly upon demand therefor.

         5. REPRESENTATIONS AND WARRANTIES. To induce the Bank to enter into this Seventh Amendment, the Company represents and warrants, as of the date of this Seventh Amendment, that no Event of Default or Unmatured Event of Default has occurred and is continuing and that the representations and warranties contained in Section 3 of the Agreement are true and correct, except that the representations contained in Section 3.d refer to the latest financial statements furnished to the Bank by the Company pursuant to the requirements of the Agreement.

         6. REAFFIRMATION OF THE AGREEMENT. Except as amended by this Seventh Amendment, all terms and conditions of the Agreement shall continue unchanged and in full force and effect and the Obligations of the Company shall continue to be secured and guaranteed as therein provided until payment and performance in full of all Obligations.

         7. COUNTERPARTS. This Seventh Amendment may be signed in counterparts, each of which shall constitute an original and all of which taken together will constitute one and the same agreement.

         IN WITNESS WHEREOF, the Company, and the Bank, by their duly authorized officers, have executed this Seventh Amendment to Credit Agreement effective as of June 30, 2006.


                                       ESCALADE, INCORPORATED

                                       By:  /s/ TERRY D. FRANDSEN
                                            ------------------------------------
                                       Printed: Terry D. Frandsen
                                                --------------------------------
                                       Title:   VP Finance & CFO
                                                --------------------------------


                                       JPMORGAN CHASE BANK, N.A.

                                       By:  /s/ JOHN OTTESON
                                            ------------------------------------
                                       Printed: John Otteson
                                                --------------------------------
                                       Title:   Vice President
                                                --------------------------------

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